UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 8, 2010

ECO-TRADE CORP.
(Exact name of registrant as specified in charter)

Delaware	001-12000	13-3696015
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9270 Two Notch Road, Suite 4, Columbia, SC	29223
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (803) 699-4940

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments To Articles Of Incorporation Or Bylaws; Change In Fiscal Year.

Effective December 8, 2010, Yasheng Eco-Trade Corporation (the “Company”) changed its name to “Eco-Trade Corp.” and effected a reverse-split of its issued and outstanding shares of common stock on a 100:1 basis pursuant to that certain Certificate of Amendment to the Restated Certificate of Incorporation, as amended.  Further, the Company’s symbol will be changed to “BOPT”.  FINRA will implement the name change, reverse split and symbol change effective December 9, 2010.

The Certificate of Amendment to the Restated Certificate of Incorporation, as Amended, of the Company is attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements And Exhibits.

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to the Restated Certificate of Incorporation, as Amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ECO-TRADE CORP.

By:	/s/ William Lieberman
Name: William Lieberman
Title: Acting CEO

Date:           December 8, 2010
Columbia, South Carolina